Exhibit 10.2

SECURITY AGREEMENT

                THIS SECURITY AGREEMENT (this “Agreement”) is entered into as of October 25, 2016, by and among STANLEY FURNITURE COMPANY, INC., a Delaware corporation (“Borrower”), STANLEY FURNITURE COMPANY 2.0, LLC, a Virginia limited liability company ( “Guarantor”; each of the Borrower and the Guarantor is sometimes hereinafter referenced individually as a “Grantor” and collectively as the “Grantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).

                Pursuant to a Credit Agreement of even date herewith between Borrower and Lender (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), Lender has agreed to make certain advances and other extensions of credit to Borrower.  Pursuant to a Guaranty of even date herewith by Guarantor in favor of Lender (as amended, restated or otherwise modified from time to time, the “Guaranty”), Guarantor has guaranteed the payment and performance by the Borrower of all of Borrower’s obligations under the Credit Agreement.

                As a condition to making advances and other extensions of credit under the Credit Agreement, Lender has required the execution and delivery of this Agreement by each Grantor.

1.                  DEFINITIONS.

                                (a)              All capitalized terms not otherwise defined in this Agreement shall have the meanings given them in the Credit Agreement.

                                (b)             The following terms, when used in this Agreement (whether or not capitalized), shall have the meanings given them in the Code, except that (i) for purposes of this Agreement, the meaning of such terms will not be limited by reason of any limitation on the scope of the Code, and (ii) to the extent the definition of any category or type of Collateral is expanded by any amendment, modification or revision to the Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision:  “Accession”, “Account”, “Chattel Paper”, “Deposit Account”, “Document”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Letter-of-Credit Right”, “Letter of Credit”, “Money”, and “Supporting Obligations”.

2.                  GRANT OF SECURITY INTEREST.  Each Grantor grants and transfers to Lender, for the benefit of Lender and each Bank Product Provider, a continuing security interest (the “Security Interest”) in all of the following property of such Grantor or in which such Grantor has rights, whether presently existing or acquired after the date of this Agreement (collectively, together with all Proceeds, the “Collateral”)

(a)              Accounts;

(b)             Chattel Paper;

                (c)             Deposit Accounts;

                (d)             Documents;

                (e)             General Intangibles;

                (f)              Instruments;

(g)              Inventory;

(h)              Letters of Credit and Letter-of-Credit Rights;

(i)               Money and other assets of such Grantor that now or later come into possession, custody, or control of Lender;

(j)               all Accessions and Supporting Obligations relating to any of the foregoing; and

all books and records relating to the above property and all proceeds (as such term is defined in the Code) and products, whether tangible or intangible of any of the above property, all proceeds of any condemnation award relating to any of the above property, all proceeds of insurance covering or relating to any or all of the above property and all rebates and returns relating to any of the above property (all such proceeds, collectively, “Proceeds”).

3.                  OBLIGATIONS SECURED.  The obligations secured by the Security Interest are the payment and performance of:

                                (a)              all present and future Obligations and the guaranty of such Obligations by any Grantor; and

                                (b)              all now existing or subsequently arising obligations of each Grantor and rights of Lender under this Agreement.

4.                  AUTHORIZATION TO FILE FINANCING STATEMENTS.  Each Grantor authorizes Lender to file financing statements describing the Collateral to perfect Lender’s Security Interest in the Collateral, and Lender may describe the Collateral in such manner as it may determine appropriate, whether generally or by specific items of Collateral. All financing statements filed before the date of this Agreement to perfect the Security Interest were authorized by each Grantor and are ratified.

5.                  COLLECTION ACCOUNT.  Any money or other cash Proceeds received by Lender in respect of the Collateral will be deposited into a non-interest bearing account over which such Grantor shall have no control, and the same shall, for all purposes, be deemed Collateral, and such money and cash shall be applied to the Obligations as set forth in the Credit Agreement or this Agreement.

6.                  REPRESENTATIONS AND WARRANTIES OF GRANTORS.  Each Grantor represents and warrants to Lender that:

                                (a)             Such Grantor's legal name is exactly as set forth on the first page of this Agreement, its chief executive office and principal place of business are set forth on Schedule A, and all of Such Grantor's organizational documents or agreements delivered to Lender are complete and accurate in every respect;

                                (b)             Such Grantor has legal title to and has possession or control of the Collateral;

                (c)              Such Grantor has the exclusive right to grant a security interest in the Collateral;

                (d)             all Collateral is genuine, free from Liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the Security Interest created by this Agreement and Permitted Liens;

                (e)              all statements contained in this Agreement and, where applicable, regarding the Collateral are true and complete in all material respects;

                (f)              no financing statement covering any of the Collateral, and naming any secured party other than Lender and holders of Permitted Liens, is on file in any public office;

                (g)             all Persons appearing to be obligated on Collateral have authority and capacity to contract and are bound as they appear to be;

                (h)             all property subject to Chattel Paper has been properly registered and filed in compliance with law and to perfect the interest of Such Grantor in such property;

                (i)              all Accounts and other rights to payment comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any state consumer credit laws;

(j)                   Schedule A lists all real property owned or leased by Such Grantor;

(k)                 Schedule A provides a complete and correct list of: (i) all registered copyrights and copyright applications owned by Such Grantor, (ii) all intellectual property licenses entered into by Such Grantor; (iii) all registered patents and patent applications owned by any Grantor; and (iv) all registered trademarks and trademark applications owned by any Grantor;

(l)                   Schedule A contains a listing of all of Deposit Accounts of each Grantor, including, with respect to each bank, securities intermediary or commodity intermediary: (a) the name and address of such entity, and (b) the account numbers of the Deposit Accounts maintained with such entity;

(m)                Except for Inventory not constituting Eligible Inventory and having an aggregate value of less than $100,000 at any time, none of the Inventory of any Grantor is stored with a bailee, warehouseman, processor or similar party and are located only at, or in-transit between or to, the locations identified on Schedule A;

(n)                 Each Account that is identified as an Eligible Account in a borrowing base certificate or daily collateral report submitted to Lender is (i) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of such Grantor’s business, (ii) owed to such Grantor, and (iii) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts in the Credit Agreement; and

(o)                 Each item of Inventory that is identified as Eligible Inventory in a borrowing base certificate or daily collateral report submitted to Lender, is (i) of good and merchantable quality, free from known defects, and (ii) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Inventory in the Credit Agreement.

7.                  COVENANTS OF GRANTORS.

                (a)              Each Grantor covenants and agrees:

(i)                   to permit Lender to exercise its rights, remedies, and powers under the Credit Agreement, this Agreement, the other Loan Documents and under law;

(ii)                 not to change its name, or, as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized without giving Lender thirty (30) days prior written notice;  and

                (iii)            not to change the places where such Grantor keeps any Collateral or such Grantor's records concerning the Collateral without (A) giving Lender 30 days prior written notice of the address to which such Grantor is moving same, and (B) delivering to Lender a fully executed Collateral Access Agreement with respect to such location if not owned by such Grantor; and

(iv)            to cooperate with Lender in perfecting all security interests granted by this Agreement and in obtaining such agreements from third parties as Lender deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights with regard to Collateral or access to Collateral.

  (b)             Each Grantor agrees with regard to the Collateral, unless Lender agrees otherwise in writing:

                (i)              not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried on such Collateral;

(ii)             to insure the Collateral, with Lender named as first lender loss payee and additional insured, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Lender;

(iii)                to keep, in accordance with GAAP, records that are complete and accurate in all material respects regarding all Collateral, and to permit Lender to inspect the same and make copies thereof at any reasonable time;

(iv)                not to sell, pledge or dispose of, nor permit the transfer by operation of law of, any of the Collateral or any interest in the Collateral, except as permitted by the Credit Agreement;

(v)                 not to permit any lien on the Collateral, including without limitation, liens arising from the storage of Inventory, except for Liens in favor of Lender and Permitted Liens;

                                (vi)            if requested by Lender, to receive and use reasonable diligence to collect Accounts, in trust and as the property of Lender, and to immediately endorse as appropriate and deliver collections or payments on such Accounts or proceeds thereof to Lender daily in the exact form in which they are received;

                (vii)           not to commingle Accounts, Proceeds or collections with other property;

(viii)          to give only normal allowances and credits consistent with past practices and in the ordinary course of business and to advise Lender thereof immediately in writing if they affect any Accounts in any material respect;

(ix)            on Lender’s demand, to deliver to Lender returned property resulting from, or payment equal to, such allowances or credits on any Accounts or to execute such documents and do such other things as Lender may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property;

                                (x)             from time to time, when requested by Lender, to prepare and deliver a schedule of all Collateral subject to this Agreement and to assign in writing and deliver to Lender all Accounts, contracts, leases and other Chattel Paper, Instruments, Documents and other evidences thereof;

                                (xi)            (Intentionally Omitted)

                                (xii)           to deliver to Lender any Instrument, Document or Chattel Paper constituting Collateral with a value greater than $50,000, duly endorsed or assigned by such Grantor to Lender;

                                (xiii)          to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all Collateral free and clear of all defenses, rights of offset and counterclaims;

                                (xiv)          not to withdraw any funds from any Deposit Account pledged to Lender pursuant to this Agreement, except for such Grantor’s principal operating account and any Deposit Accounts which are specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for employees of such Grantor (“Excluded Deposit Accounts”);

                (xv)           not to open, establish or permit to exist any Deposit Account unless Lender has control of such account as contemplated in the Code (but excluding Excluded Deposit Accounts); and

                (xvi)          not to consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

8.                  POWERS OF LENDER.  Each Grantor appoints Lender its attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Lender's officers and employees, or any of them, whether or not an Event of Default has occurred:

                                (a)              to perform any obligation of each Grantor hereunder in such Grantor's name or otherwise;

                                (b)             to give notice to Account Debtors or others of Lender's rights in the Collateral, to enforce or forebear from enforcing the same and to make extension or modification agreements;

                                (c)              to release Persons liable on Collateral and to give receipts and compromise disputes;

(d)             to release or substitute security;

(e)              to resort to security in any order;

                                (f)              to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, initial financing statements and amendments, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Lender's interest in the Collateral;

                                (g)             to receive, open and read mail addressed to any Grantor;

(h)             to take cash, instruments for the payment of money and other property to which Lender is entitled;

(i)              to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name;

                                 (j)              to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Collateral;

(k)              to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Lender, at Lender's sole option, toward repayment of the Obligations or replacement of the Collateral;

                (l)               to exercise all rights, powers and remedies which any Grantor would have, but for this Agreement, with respect to all Collateral;

                                (m)             to enter onto any Grantor's premises to inspect the Collateral;

                                (n)             to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Obligations;

                                (o)              to preserve or release the interest evidenced by chattel paper to which Lender is entitled hereunder and to endorse and deliver any evidence of title to such interest; and

(p)             to do all acts and things and execute all documents in the name of any Grantor or otherwise, deemed by Lender as necessary, proper and convenient in connection with the preservation, perfection, priority or enforcement of Lender’s rights.

9.                  PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS.  Each Grantor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral, and upon the failure of such Grantor to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity and the amount necessary to discharge the same. Any such payments made by Lender shall be Obligations under the Credit Agreement. Any such payments made by Lender shall be obligations of Grantors to Lender, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of the Credit Agreement, and shall be secured by the Collateral, subject to all terms and conditions of this Agreement.

10.               EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

                (a)              any Event of Default under the Credit Agreement;

                                (b)             any representation or warranty made by a Grantor in this Agreement shall prove to be incorrect, false or misleading in any material respect when made; and

                                (c)              a Grantor shall fail to timely observe or perform any covenant or other obligation or agreement set forth in this Agreement.

11.               REMEDIES.  Upon the occurrence and during the continuation of any Event of Default, Lender shall have the right to declare immediately due and payable all or any Obligations (other than Obligations arising under any Hedge Agreement, which may be accelerated pursuant to the applicable Hedge Agreement) secured by this Agreement and to terminate any commitments to make loans or otherwise extend credit under the Credit Agreement. Lender shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the Code or otherwise provided by law, including without limitation, the right to:

                                (a)              contact all Persons obligated to a Grantor on any Collateral and to instruct such Persons to deliver all Collateral directly to Lender;

                (b)              sell, lease, license or otherwise dispose of any or all Collateral;

                (c)              notify the United States Postal Service to change the address for delivery of mail of any Grantor to any address designated by Lender;

                (d)             without notice to or consent by any Grantor, and without the obligation to pay rent or other compensation, to take exclusive possession of all locations where any Grantor conducts it business or has any rights of possession and use the locations to store, process, manufacture, sell, use and liquidate or otherwise dispose of Collateral;

                (e)              with regard to any Deposit Account, instruct the bank maintaining such Deposit Account to pay the balance of such Deposit Account to Lender or take such other action as Lender shall instruct; and

                (f)               (Intentionally Omitted); and

                (g)             without regard to the occurrence of waste or the adequacy of security, apply  for the appointment of a receiver for any Grantor or for the assets of any Grantor and each Grantor waives any objection to such appointment or to the right to have a bond or security posted by Lender.  Each Grantor hereby waives any objection or defense to the appointment of any such receiver and any right that such Grantor has or may have to seek the posting of a bond or other security by Lender.

While an Event of Default exists:

                                (1)             Each Grantor will deliver to Lender from time to time, as requested by Lender, current lists of all Collateral;

                (2)             No Grantor will dispose of any Collateral except on terms approved by Lender;

                (3)             at Lender's request, each Grantor will assemble and deliver all Collateral, and books and records pertaining thereto, to Lender at a reasonably convenient place designated by Lender; and

                (4)              Lender may, without notice to any Grantor, enter onto a Grantor's premises and take possession of the Collateral.

12.               CUMULATIVE RIGHTS.  All rights, powers, privileges and remedies of Lender shall be cumulative.  No delay, failure or discontinuance of Lender in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise or the exercise of any other right, power, privilege or remedy.

13.               WAIVERS AND CONSENTS OF LENDER.  Any waiver, permit, consent or approval of any kind by Lender of any default, or any such waiver of any provisions or conditions, must be in writing and shall be effective only to the extent set forth in writing.

14.               DISPOSITION OF COLLATERAL AND PROCEEDS; TRANSFER OF INDEBTEDNESS.  In disposing of Collateral, Lender may disclaim all warranties of title, possession, quiet enjoyment and the like.  Any proceeds of any disposition of any Collateral, may be applied by Lender to the payment of expenses incurred by Lender, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Lender toward the payment of the Obligations in such order of application as Lender may from time to time elect. Upon the transfer of all or any part of the Obligations, Lender may transfer all or any part of the Collateral and shall be fully discharged from all liability and responsibility with respect to such transferred Collateral, and the transferee shall be vested with all rights and powers of Lender hereunder; but with respect to any Collateral not so transferred, Lender shall retain all rights, powers, privileges and remedies. It is agreed that public or private sales or other dispositions, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auctions, are all commercially reasonable since differences in the prices generally realized in the different kinds of dispositions are ordinarily offset by the differences in the costs and credit risks of such dispositions. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Lender may adjourn any public or private sale from time to time, and such sale may be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and such Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code. Each Grantor grants to Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all intellectual property rights of such Grantor for the purpose of: (a) completing the manufacture of any in-process materials following any Event of Default so that such materials become saleable Inventory, all in accordance with the same quality standards previously adopted by any Grantor for its own manufacturing; and (b) selling, leasing or otherwise disposing of any or all Collateral following any Event of Default.

15.                 GRANTOR NOT AN OBLIGOR. If any Grantor is not a Borrower or Guarantor (an “Obligor”) under some or all of the Obligations:

                                (a)  such Grantor authorizes Lender, from time to time, without affecting such Grantor's obligations under this Agreement, to enter into an agreement with Obligor to change the interest rate on or renew the Obligations or other Indebtedness to Lender; accelerate, extend, compromise, or otherwise change the repayment terms or any other terms of the Obligations or such Indebtedness; receive and hold, exchange, enforce, waive, fail to perfect, substitute, or release Collateral, including collateral not originally covered by this Agreement; sell or apply any Collateral in any order; or release or substitute any borrower, guarantor or endorser of the Obligations or such Indebtedness, or other person.

                (b)  such Grantor waives any defense by reason of any Obligor's or any other person's defense, disability, or release from liability.  Lender can exercise its rights against the Collateral even if any Obligor or any other person no longer is liable on the Obligations because of a statute of limitations or for other reasons.

                                (c)  such Grantor agrees that it is solely responsible for keeping itself informed as to the financial condition of the Obligors and of all circumstances which bear upon the risk of nonpayment. Such Grantor waives any right it may have to require Lender to disclose to such Grantor any information which Lender may now or hereafter acquire concerning the financial condition of Obligors.

                                (d)  such Grantor waives all rights to notices of default or nonperformance by Obligors.  Such Grantor further waives all rights to notices of the existence or the creation of new Obligations by any Obligor and all rights to any other notices to any party liable on any of the Obligations.

                                (e)  Such Grantor represents and warrants to Lender that it will derive benefit, directly and indirectly, from the collective administration and availability of credit under the Obligations. Such Grantor agrees that Lender will not be required to inquire as to the disposition by any Obligor of funds disbursed by Lender.

                                (f)  Until all obligations to Lender under the Obligations have been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Obligations have been terminated, such Grantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, which such Grantor may now or hereafter have against any Obligor with respect to the Obligations.  Such Grantor waives any right to enforce any remedy which  Lender now has or may hereafter have against any Obligor, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

                (g)  Such Grantor waives any right to require Lender to proceed against any Obligor or any other person; proceed against or exhaust any security; or pursue any other remedy. Further, such Grantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Grantor under this Agreement or which, but for this provision, might operate as a discharge of such Grantor.

                (h)  In the event any amount paid to Lender on any Obligations or any interest in property transferred to Lender as payment on any Obligations is subsequently recovered from Lender in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding, such Grantor shall be liable to Lender for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated.  In the event the Collateral has been released or the security interest terminated, the fair market value of the Collateral shall be determined, at Lender's option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered.

16.               STATUTE OF LIMITATIONS.  Until all Obligations shall have been paid in full and all commitments by Lender to extend credit under the Credit Agreement have been terminated, the power of sale or other disposition and all other rights, powers, privileges and remedies granted to Lender shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that the Obligations or any part thereof may have become barred by any statute of limitations, or that the personal liability of any Grantor may have ceased, unless such liability shall have ceased due to the payment in full of all Obligations and Indebtedness secured by this Agreement.

17.               WAIVERS OF GRANTORS.  Each Grantor waives any right to require Lender to (a) proceed against any Grantor or any other Person, (b) marshal assets or proceed against or exhaust any security from any Grantor or any other Person, (c) perform any obligation of any Grantor with respect to any Collateral; and (d) make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any Collateral or Proceeds.  Each Grantor further waives any right to direct the application of payments or security for any Indebtedness of such Grantor or indebtedness of customers of such Grantor.

18.               JOINT AND SEVERAL LIABILITY.  The obligations of the Grantors hereunder are joint and several.

19.               FURTHER ASSURANCES.  At any time upon the request of Lender, each Grantor will execute or deliver to Lender any and all financing statements, security agreements, pledges, assignments, endorsements, and all other documents (the “Additional Documents”) that Lender may request and in form and substance satisfactory to Lender, to create, perfect, and continue perfection or to better perfect Lender’s Liens in all of the assets of such Grantor (whether now owned or subsequently arising of acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated under this Agreement and under the other Loan Documents.  If any Grantor refuses or fails to execute or deliver any requested Additional Documents, such Grantor authorizes Lender to execute such Additional Documents in such Grantor’s name, and authorizes Lender to file such executed Additional Documents in any appropriate filing office. Each Grantor acknowledges that no Grantor is authorized to file any financing statement or amendment with respect to any financing statement filed in connection with this Agreement without the prior written consent of Lender, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

20.               SUBROGATION RIGHTS.  Until all Obligations shall have been paid in full and all commitments by Lender to extend credit under the Credit Agreement have been terminated, no Grantor shall have any right of subrogation or contribution or similar right, and each Grantor waives any benefit of or right to participate in any of the Collateral or any other security now or subsequently held by Lender.

21.               NOTICES.  All notices, requests and demands required under this Agreement must be given, and shall be deemed received, as provided in Section 7.3 of the Credit Agreement at the  address set forth below each party’s name on the signature page of this Agreement or to such other address as any party may designate by written notice to all other parties.

22.               COSTS, EXPENSES AND ATTORNEYS' FEES.  Each Grantor shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, expended or incurred by Lender in connection with or related to this Agreement, including, without limitation, all Lender Expenses, as set forth in Section 7.4 of the Credit Agreement. Further, each Grantor indemnifies Lender against all losses, claims, demands, liabilities and expenses of every kind caused by property subject to this Agreement, all in accordance with Section 7.7 of the Credit Agreement.

23.               SUCCESSORS; ASSIGNS; AMENDMENT.  This Agreement will be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided that no Grantor may assign or transfer its interests, rights, or obligations under this Agreement without Lender’s prior written consent.  Lender may sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender’s rights and benefits under this Agreement and the other Loan Documents. This Agreement may be amended or modified only in writing signed by Lender and each Grantor, except as provided in Section 7(b)(xi) and Section 19 of this Agreement.

24.               SEVERABILITY OF PROVISIONS.  If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

25.               GOVERNING LAW. The validity of this Agreement and the construction, interpretation, and enforcement of this Agreement, and the rights of the parties, as well as all claims, controversies or disputes arising under or related to this Agreement will be determined under, governed by and construed in accordance with the laws of the State of New York without regard conflicts of laws principles.

26.               JURISDICTION.  All actions or proceedings arising in connection with this Agreement may be tried and litigated in the State and, to the extent permitted by applicable law, federal courts located in the City of New York,  and the County of New York, State of New York; provided that any suit seeking enforcement against any Collateral or other property may be brought, at Lender’s option, in the courts of any jurisdiction where Lender elects to bring such action or where such Collateral or other property may be found. Each Grantor and Lender waive, to the extent permitted under applicable law, any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought.

27.               WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND LENDER WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”). EACH GRANTOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGES FOLLOW]

This Agreement has been duly executed as of the date set forth on page 1.

GRANTORS:

STANLEY FURNITURE COMPANY, INC.

By:	/S/ Anita W. Wimmer
Name:	Anita W. Wimmer
Title:	Vice Present – Finance / Corporate Controller

Address:
200 North Hamilton Street
No. 200
High Point, North Carolina
Attention:	Anita W. Wimmer
Fax No.:	336-841-0913
Email:	AWimmer@stanleyfurniture.com

STANLEY FURNITURE COMPANY 2.0, LLC.

By:	/S/ Steve Wolfe
Name:	Steve Wolfe
Title:	Vice President

Address:
200 North Hamilton Street
No. 200
High Point, North Carolina
Attention:	Anita W. Wimmer
Fax No.:	336-841-0913
Email:	AWimmer@stanleyfurniture.com

[Signatures Continue on Following Page]

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/S/ Robert J. Ostrowe
Name:	Robert J. Ostrowe
Title:	Senior Vice President

Address:
100 Park Avenue, 3rd Floor
New York, NY 10017-5516
Attention:	Thomas Dowling
Fax No.:	212-703-3520
Email:	Thomas.Dowling@wellsfargo.com

And

1100 Abernathy Road, Suite 1500
Atlanta, Georgia 30328
Office	770-508-2106
Attention:	Brian J. Martin
E-Fax:	866-686-7765
Email:	BJ.Martin@wellsfargo.com

SCHEDULE A

1.                    Owned Real Property:

None

2.                    Copyrights, Trademarks, Patents and Licensing Agreements:

                        Part 1 – Trademarks Owned

Trademark	Registration Number	Registration Date	Expiration Date	Jurisdiction
BUILTTOGROW	4,134,394	01-May-2012	01-May-2022	USA
CROSSPOINTE	4,561,475	01-July-2014	01-July-2024	USA
STAGS BRAND MARK	4,917,605	15-March-2016	15-March-2026	USA
STANLEY FURNITURE	TMA705,298	22-January-2008	22-January-2023	Canada
STANLEY FURNITURE	3664582	21-January-2009	20-January-2019	China
STANLEY FURNITURE	005687521	19-December-2007	02-February-2017	European Union
STANLEY FURNITURE	1401189	24-November-2005	24-November-2025	India
STANLEY FURNITURE	972801	20-February-2007	16-August-2025	Mexico
STANLEY FURNITURE	40-0643247	15-December-2005	15-December-2025	South Korea
STANELY FURNITURE	2009/05488	12-October-2010	05-February-2019	Turkey
STANLEY FURNITURE	2,906,389	30-November-2004	30-November-2024	USA
STANLEY FURNITURE	4,917,606	15-March-2015	15-March-2026	USA
STANLEY FURNITURE	2.521.437	23-May-2002	23-May-2022	Argentina
STANLEY FURNITURE	2196483	05-May-1999	04-May-2019	United Kingdom
STANLEY KIDS	2010 39521	04-August-2011	16-June-2020	Turkey
YOUNG AMERICA	6018348	07-May-2010	06-May-2020	China
YOUNG AMERICA	005687538	31-January-2008	02-February-2017	European Union
YOUNG AMERICA	IDM000303604	03-May-2011	09-October-2019	Indonesia
YOUNG AMERICA	1175111	23-August-2010	09-April-2020	Mexico
YOUNG AMERICA	40-0822339	06-May-2010	06-May-2020	South Korea
YOUNG AMERICA	2,500,012	23-October-2001	23-October-2021	USA

Trademark Application	Application/Serial Number	Application Date	Jurisdiction
HAVANA CROSSING	87/111,575	21-Jul-2016	USA
STONE & LEIGH	87/035,021	12-May2016	USA

                Part 2 – Patents Owned

                                None

Part 3 – Copyrights Owned

                None

Part 4 – Other License Agreements

Name of Document	Date of Document	Licensor	Term	Licensed Intellectual Property
License Agreement	July 1, 2014	Coastal Living	Through December 2017	Costal Living name (royalty agreement)
License Agreement	September 19, 2016	Meyer Lansky II and Meyer Lansky II, LLC	Through December 31, 2018	Lansky name (royalty agreement)

3.                    Deposit Accounts:

Name and Address of Bank	Account No.	Purpose
CIMB Bank - Cimb Niaga Plaza LT. 2, Sudirman Kav 25 Jakarta 12920	xxxxxxxx	IDR currency for Indonesia office
CIMB Bank - Cimb Niaga Plaza LT. 2, Sudirman Kav 25 Jakarta 12920	xxxxxxxx	US $ account for Indonesia office
CIMB Bank - Cimb Niaga Plaza LT. 2, Sudirman Kav 25 Jakarta 12920	xxxxxxxx	US $ account for Indonesia office
CIMB Bank - Cimb Niaga Plaza LT. 2, Sudirman Kav 25 Jakarta 12920	xxxxxxxx	IDR currency for Indonesia office
Vetcombank - 51/9 KP Dong A, Dong Hoa, TX DI AN.Bduong	xxxxxxxx	VND currency for Vietnam office
Vetcombank - 51/9 KP Dong A, Dong Hoa, TX DI AN.Bduong	xxxxxxxx	US $ account for Vietnan office
Wells Fargo - Stanley Furniture Co - 300 N Green Street, Greensboro, NC 27401	xxxxxxxx	Master account for Stanley Furniture
Wells Fargo - Stanley Furniture Co LLC 2.0 - 300 N Green Street, Greensboro, NC 27401	xxxxxxxx	Master account for Stanley Furniture LLC 2.0
Wells Fargo - Stanley Furniture Co - 300 N Green Street, Greensboro, NC 27401	xxxxxxxx	Restricted cash account
Wells Fargo - Stanley Furniture Co, payable account - 300 N Green Street, Greensboro, NC 27401	xxxxxxxx	Accounts payable disbursements

4.                    Locations of Collateral and Books and Records:

                        Locations of Inventory, Books and Records and Other Assets

Address	Owned/Leased/Third Party*	Name/Address of Lessor or Third Party, as Applicable
High Point Showroom -200 North Hamilton Street, NC 27260 USA	Leased	Showplace AC II, LLC PO Box 828 High Point, NC 27261
Mocksville Warehouse – 970 Milling Road, Mocksville, NC 27028 USA	Leased	Johnson Logistics 1640 Blair St. Thomasville, NC 27360
Las Vegas Showroom - World Market Center Las Vegas, 495 S. Grand Central Parkway, Spaces A109/A110, Las Vegas, NV 89106 USA	Leased	WMCV Phase I, LLC World Market Center Las Vegas 495 S. Grand Central Pkwy., Suite 2203 Las Vegas NV 89106
Martinsville - 140 Hollie Drive, Martinsville, VA 24112 USA	Leased	Hollie Drive Associates LLC c/o Basic Sportswear 150 West 28th Street, Suite 1002 New York, New York 10001
Asia Vietnam Warehouse - U&I Bonded Warehouse- N2 Street, Nam Tan Uyen Industrial Park, Khanh Binh Commune.Tan Uyen District, Binh Duong Province, Vietnam	Leased	U&I Bonded Warehouse N2 Street, Nam Tan Uyen Industrial Park Khanh Binh Commune Tan Uyen District, Binh Duong Province
Stanley Starwood Warehouse – Block #7, Uyen Hung Ward, Tan Uyen Toen, Binh Duong Province, Vietnam	Leased	Starwood Furniture Manufacturing VN Corporation Block #7 Uyen Hung Ward Tan Uyen Toen, Binh Duong Province

* Indicate in this column next to applicable address whether the locations is owned by the Company, leased by the Company or owned and operated by a third party (e.g., warehouse, processor, consignee, etc.)